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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) June 25, 1998


                                   HUBCO, INC.
             (Exact name of registrant as specified in its charter)


                                   New Jersey
                 (State or other jurisdiction of incorporation)

              1-10699                               22-2405746
     ------------------------          ---------------------------------
     (Commission File Number)          (IRS Employer Identification No.)

                            1000 MacArthur Boulevard
                            Mahwah, New Jersey 07430
                    (Address of principal executive offices)

                                 (201) 236-2600
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              (Registrant's telephone number, including area code)


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Item 5.  Other Events

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 10, 1998 to include KPMG Peat Marwick LLP's ("KPMG") and Deloitte & Touche LLP's ("Deloitte") consents to incorporate by reference, in HUBCO's Registration Statements on Forms S-8, KPMG's and Deloitte's respective Auditors Reports included therein.


Item 7.   Exhibits

     23(a)  Consent of Deloitte & Touche LLP

     23(b)  Consent of KPMG Peat Marwick LLP


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       HUBCO, INC.

Dated: July 17, 1998               By: D. LYNN VAN BORKULO-NUZZO
                                       -------------------------
                                       D. Lynn Van Borkulo-Nuzzo,
                                       Executive Vice President
                                        and Corporate Secretary

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                                INDEX TO EXHIBIT


Exhibit No.              Description
----------               -----------

     23(a)  Consent of Deloitte & Touche LLP

     23(b)  Consent of KPMG Peat Marwick LLP